AMENDED AND RESTATED EMPLOYMENT AGREEMENT


                  THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") is dated as of the 21st day of December, 1995, by and between HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation ("Homeplex"), and ALAN D. HAMBERLIN ("Hamberlin").

                  WHEREAS, Hamberlin is an employee of Homeplex and has served as Chief Executive Officer of Homeplex since its organization;

                  WHEREAS, Hamberlin is a party to an employment agreement dated as of November 1, 1992 (the "1992 Employment Agreement") pursuant to which Hamberlin has served as the Chief Executive Officer of Homeplex pursuant to the terms thereof;

                  WHEREAS,   the  1992  Employment  Agreement  provides  for  an
employment term ending on August 31, 1996;

                  WHEREAS, Homeplex desires to continue to have the benefits of Hamberlin's knowledge and experience and considers his continued employment a vital element in protecting and enhancing the best interests of Homeplex and its stockholders;

                  WHEREAS, Hamberlin has agreed to continue to serve as Chief Executive Officer of Homeplex and to fulfill, with the other employees of Homeplex, the functions performed by him under the 1992 Employment Agreement on the terms and conditions contracted hereinafter; and

                  WHEREAS, Homeplex desires to continue to employ Hamberlin and Hamberlin desires to continue to be employed by Homeplex upon the terms and conditions contained hereinafter, which Homeplex and Hamberlin agree will supersede, amend and restate the terms and conditions of the 1992 Employment Agreement effective as of the date hereof;

                  NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the parties hereto have agreed and do agree as follows:

                  1. Employment. Homeplex hereby employs Hamberlin and Hamberlin hereby accepts employment by Homeplex upon the terms and conditions set forth herein.

                  2. Services Required.

                           (a)  Chief  Executive  Officer.  Hamberlin  shall  be
employed as the Chief Executive Officer of Homeplex and shall perform such duties and services as are customary for such a position. Such services shall include the services currently being rendered by Hamberlin.

                           (b) Expense  Reimbursement.  Hamberlin  shall  devote
that portion of his time required to perform his duties hereunder in a competent manner. Because some of Hamberlin's duties under this paragraph will, from time to time, be performed by him while he is physically located in the offices of Courtland Homes, Homeplex hereby agrees to pay Courtland $15,000 annually as
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reimbursement  for  expenses  incurred  by  Courtland  in  providing  support to
Hamberlin during the time he performs work for Homeplex. Such payment shall be made in quarterly increments.

                  3. Term of Employment. The term of this Agreement shall be for a period of three years commencing as of the date hereof; provided, however, the rights of Hamberlin and the obligations of Homeplex under the Addendum shall continue during the "PSR Exercise Period" as defined in Section 6 of the Addendum.

                  4. Change in Control. The term "Change in Control" of Homeplex shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred if and when (a) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of
1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) directly or indirectly of equity securities of Homeplex representing 9.8 percent or more of the combined voting power of Homeplex's then outstanding equity securities except that this provision shall not apply to an acquisition which has been approved by at least 75 percent of the members of the Board of Directors who are not affiliates or associates of such person and by at least 80 percent of the issued and outstanding shares of Homeplex common stock beneficially owned by non-affiliates of such person; (b) during the period of this Agreement, individuals who, at the beginning of such period, constituted the Board of Directors of Homeplex (the "Original Directors"), cease for any reason to constitute at least a majority thereof unless the election or nomination for election of each new director was approved (an "Approved Director") by the unanimous vote of a Board of Directors constituted entirely of Existing Directors and/or previously Approved Directors;
(c) a tender offer or exchange offer is made whereby the effect of such offer is to take over and control Homeplex; and such offer is consummated for the equity securities of Homeplex representing 20 percent or more of the combined voting power of Homeplex's then outstanding voting securities; (d) Homeplex is merged, consolidated or enters into a reorganization transaction with another person and as the result of such merger, consolidation or reorganization less than 75 percent of the outstanding equity securities of the surviving or resulting person shall then be owned in the aggregate by the former stockholders of Homeplex; or (e) Homeplex transfers substantially all of its assets to another person or entity which is not a wholly- owned subsidiary of Homeplex; provided, however, that notwithstanding the foregoing no Change of Control shall be deemed to have occurred if such a Change of Control is a "Consented Change of Control." A "Consented Change of Control" is any transaction described in Sections 4(a),
(c) or (d) if such transaction has been unanimously approved by a Board of Directors constituted entirely of Existing Directors and/or previously Approved Directors.

                  5. Compensation.

                           (a) Salary.  Homeplex  will pay  Hamberlin  an annual
base salary of One Dollar ($1.00) for the term of this Agreement. This annual base salary shall be payable in annual installments.
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                           (b) Bonuses.  Hamberlin  shall not be entitled to any
bonus except as granted by the Board of Directors in its absolute sole discretion.

                           (c)  Options/PSRs.  As of the date of this Agreement,
Homeplex has granted an option to Hamberlin to purchase common stock of Homeplex pursuant to a Stock Option Agreement executed by and between Homeplex and Hamberlin as of the date hereof (the "Stock Option Agreement"). Under the terms of the Stock Option Agreement, Hamberlin may not exercise any options thereunder until that Stock Option Agreement has been approved by the shareholders of Homeplex as required in the Stock Option Agreement ("Shareholder Approval"). If Shareholder Approval has not been obtained (i) at a Homeplex shareholders' meeting in which the Stock Option Agreement is the subject of a shareholder vote; (ii) on or before the day prior to the third anniversary date of this Agreement; (iii) on or before the day prior to a Change in Control; or (iv) on or before the day prior to any Date of Termination (not including a Date of Termination occurring as a result of the termination of Hamberlin for Cause), then on the earliest of the foregoing dates, Hamberlin shall have the phantom stock rights ("PSRs") described in this Agreement and the Addendum attached hereto which by this reference is incorporated herein.

                           (d) Fringe  Benefits.  Hamberlin shall be entitled to
participate in any group insurance, pension, retirement, vacation, expense reimbursement or other plans, programs or benefits approved by the Board of Directors and made available from time to time to employees of Homeplex generally during the term of Hamberlin's employment hereunder. The foregoing shall not obligate Homeplex to adopt or maintain any particular plan, program or benefit.

                  6. Termination of Employment. Hamberlin's employment shall terminate during the term of this Agreement under any of the following circumstances:

                           (a) Death.  Hamberlin's  employment  shall  terminate
upon Hamberlin's death.

                           (b)   Disability.    Hamberlin's   employment   shall
terminate in the event Hamberlin becomes physically or mentally disabled so as to be unable, for a period of more than 120 consecutive calendar days or for more than 180 calendar days in the aggregate during any twelve-month period, to perform his duties hereunder in a timely and competent manner, and Homeplex thereafter gives written notice of termination to Hamberlin. Hamberlin's failure to present himself for work for either of the periods described above shall be presumptive evidence of his disability. The first day of any 120 or 180 day period described above shall be referred to as the "Disablement Commencement Date."

                           (c)  Termination  For Cause.  Homeplex may  terminate
Hamberlin's employment hereunder for Cause. For the purposes of this Agreement, Homeplex shall have "Cause" to terminate Hamberlin's employment hereunder only if termination shall have been the result of an act or acts of dishonesty by Hamberlin constituting a felony and resulting or intended to result directly or indirectly in substantial gain or personal enrichment at the expense of Homeplex. Notwithstanding the foregoing, Hamberlin shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Hamberlin a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Homeplex Board of Directors (excluding Hamberlin if he is then a director) at a meeting of the Board called and held for the purpose (after
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reasonable  notice to Hamberlin and an opportunity for Hamberlin,  together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board Hamberlin was guilty of conduct meeting the criteria set forth above and specifying the particulars thereof.


                           (d)  Notice  of   Termination.   Any  termination  by
Homeplex pursuant to Section 6(b) or 6(c) above shall be communicated by written Notice of Termination. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Hamberlin's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

                           (e) Termination by Mutual  Agreement.  Within 90 days
of a Consented Change of Control, Homeplex may send a written "Notice of Requested Termination" to Hamberlin asking him to terminate his employment. Hamberlin shall have 30 days to respond in writing to the Notice of Requested Termination. A termination of Hamberlin's employment pursuant to this Section 6(e) shall be referred to herein as a "Consented Termination."

                           (f)  Termination  by Hamberlin.  Hamberlin may at any
time during the term of this Agreement terminate his employment hereunder for any reason or no reason by giving Homeplex notice in writing not less than 120 days in advance of such termination, provided that in the event of a Change in Control such notice must be not less than 30 days in advance of termination. The Date of Termination shall be the date specified in the written Notice of Termination unless otherwise agreed and Hamberlin shall have no further obligations to Homeplex after the effective date of termination. Notwithstanding the foregoing, in the event any "person" (as defined in Section 4 above) begins a tender or exchange offer, circulates a proxy to shareholders or takes other steps to effect a Change of Control, Hamberlin agrees that he will not voluntarily leave the employ of Homeplex, and will render services to Homeplex commensurate with his position, until such "person" has abandoned or terminated efforts to effect a Change of Control or until a Change of Control has occurred.

                           (g) Date of Termination.  "Date of Termination" shall
mean (i) if the Agreement is terminated as a result of Hamberlin's death, the date of Hamberlin's death, (ii) if the Agreement is terminated by Hamberlin, the date on which he delivers a Notice of Termination to Homeplex, (iii) if this Agreement is terminated by Homeplex for Disability, 30 days after a Notice of Termination is given (provided that Hamberlin shall not have returned to the performance of Hamberlin's duties on a full-time basis during such 30-day period), (iv) if the Agreement is terminated as a result of a Consented Termination, the date as agreed to by Hamberlin and Homeplex, or (v) if Hamberlin's employment is terminated by Homeplex for any other reason, the date on which a Notice of Termination is given; provided that if within 30 days after any Notice of Termination is given by Homeplex, Hamberlin notifies Homeplex that a dispute exists concerning the termination, the Date of Termination shall be the earlier of the third anniversary date of this Agreement or the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).
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                  7.  Compensation in the Event of Termination Prior to a Change
in Control. If Hamberlin's employment is terminated prior to a Change in Control, the following provisions shall apply.

                           (a) Death or Disability. If Hamberlin's employment is
terminated under Section 6(a) or 6(b) hereof, Homeplex will pay Hamberlin or his estate (i) his salary and fringe benefits to the Date of Termination and (ii) if Shareholder Approval of the Stock Option Agreement has not occurred as of the Date of Termination, an amount equal to the Excess Value of each vested PSR. For purposes of the foregoing, the Excess Value of each vested PSR shall be calculated (i) as of the Date of Termination if Hamberlin is deceased or (ii) as of the Disablement Commencement Date if Hamberlin is disabled. The foregoing amounts shall be paid to Hamberlin in a lump sum within 10 days after the Date of Termination.

                           (b)  For  Cause.   If   Hamberlin's   employment   is
terminated under Section 6(c) hereof, Homeplex will immediately pay Hamberlin his salary and fringe benefits to the Date of Termination and Hamberlin shall not be entitled to any other salary or fringe benefits or PSR Exercise or DER Payments (whether vested or unvested).

                           (c) Other. If Hamberlin's employment is terminated by
Homeplex for any reason other than death, disability, Cause, or a Consented Termination, Homeplex will pay Hamberlin (i) his salary and fringe benefits for the balance of the term of this Agreement and (ii) if Shareholder Approval of the Stock Option Agreement has not occurred as of the Date of Termination, all PSR DER Payments occurring during the PSR Exercise Period, and such PSR Exercise Payments as elected by Hamberlin during the PSR Exercise Period. All salary and fringe benefits shall be paid to Hamberlin in a lump sum within 10 days after the Date of Termination. All PSR DER Payments shall be paid at such time as required by the Addendum, and all PSR Exercise Payments shall be paid at such time as such PSRs are exercised by Hamberlin during the PSR Exercise Period.

                           (d)  By  Hamberlin.   If  Hamberlin's  employment  is
terminated under Section 6(f) hereof, Homeplex will pay Hamberlin only his salary and fringe benefits which become payable on or prior to the Date of Termination. All such salary and fringe benefits shall be paid to Hamberlin in a lump sum within 10 days after the Date of Termination. In addition, if Shareholder Approval of the Stock Option Agreement has not occurred as of the Date of Termination, with respect to those PSRs that vested prior to the Date of Termination, Hamberlin shall thereafter be entitled during the PSR Exercise Period to all PSR DER Payments and such PSR Exercise Payments as elected by Hamberlin.

                           (e) No Mitigation. Hamberlin shall not be required to
mitigate the amount of any payment provided for in this paragraph by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph be reduced by any compensation earned by Hamberlin as the result of employment by another employer.

                  8. Compensation in the Event of a Consented Termination. If Hamberlin's employment is terminated pursuant to a Consented Termination, Homeplex will pay Hamberlin only the salary and fringe benefits that become payable on or prior to the Date of Termination. All such salary and fringe benefits shall be paid to Hamberlin in a lump sum within 10 days after the Date of Termination. In addition, if Shareholder Approval of the Stock Option Agreement has not occurred as of the Date of Termination, Hamberlin shall thereafter be entitled during the PSR Exercise Period to all PSR
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
DER payments and all such PSR Exercise payments as elected by Hamberlin with respect to all PSRs as those PSRs vest as if Hamberlin were still employed.

                  9. Effect of Change in Control. If a Change in Control occurs on or before the third anniversary date of this Agreement and if there previously shall have been a Consented Termination of Hamberlin, and if shareholder approval of the Stock Option Agreement has not occurred as of the day prior to the Change in Control, all PSRs shall immediately vest, all PSR DER payments shall be paid at such times as required by the Addendum, and all PSR Exercise Payments shall be paid at such time that such PSRs are exercised by Hamberlin during the PSR Exercise Date. If a Change in Control occurs during the term of this Agreement and Hamberlin's employment shall not have been terminated previously, notwithstanding any other provision of this Agreement to the contrary, the following provisions shall apply:

                           (a) Benefit  Plans.  Homeplex  shall maintain in full
force and effect, for Hamberlin's continued benefit until the earlier of the third anniversary of the date of this Agreement, or the date Hamberlin becomes entitled to participate in similar plans, programs or benefits provided by a subsequent employer, all life, accident, medical and dental insurance plans, programs or benefits, adopted from time to time by the Board of Directors, in which he was entitled to participate immediately prior to the Change in Control provided that his continued participation is possible under the general terms and provisions of such plans, programs and benefits. The foregoing shall not obligate Homeplex to adopt or maintain any particular plan, program or benefit. In the event that his participation in any such plan, program or benefit is barred, Homeplex shall arrange to provide him with benefits substantially similar to those to which he would have been entitled to receive under such plans and programs. At the end of the period of coverage, Hamberlin shall have the option to have assigned to him at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by Homeplex and relating specifically to him.

                           (b)   Acceleration   of  PSRs.  As  provided  in  the
Addendum, if Shareholder Approval of the Stock Option Agreement has not occurred as of the day prior to the Change in Control, all PSRs shall immediately vest, all PSR DER Payments shall be paid at such times as required by the Addendum, and all PSR Exercise Payments shall be paid at such time as such PSRs are exercised by Hamberlin during the PSR Exercise Period.

                           (c) Change in Control  Bonus.  Within 10 days after a
Change in Control, Homeplex will pay $500,000 to Hamberlin as well as all unpaid fringe benefits. If Hamberlin remains employed by Homeplex following a Change in Control he shall be entitled to receive such other compensation, if any, as Homeplex and Hamberlin shall then agree.

                           (d) No Mitigation. Hamberlin shall not be required to
mitigate the amount of any payment provided for in this paragraph by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph be reduced by any compensation earned by Hamberlin as the result of employment by another employer.

                  10. Liquidation of Homeplex. In the event that no Change in Control has occurred and the Board of Directors has elected to declare a Liquidating Dividend, then notwithstanding the Addendum hereof, no PSR DER Payment shall be made to Hamberlin. Instead, regardless of whether or not Shareholder Approval of the Stock Option Agreement has occurred, Hamberlin shall receive on
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or before the date of the  Liquidating  Dividend  a bonus in an amount  equal to
$20,833 multiplied by each full or partial month that Hamberlin has been employed by Homeplex since the date of this Agreement. For purposes of this Agreement, a "Liquidating Dividend" shall mean a dividend through which all or substantially all of the assets of Homeplex are distributed to its shareholders.

                  11. Surrender of Books and Records. Hamberlin acknowledges that all files, lists, books, records, literature, products and any other materials owned by Homeplex or used by it in connection with the conduct of its business shall at all times remain the property of Homeplex and that upon termination of employment hereunder, irrespective of the time, manner or cause of said termination, Hamberlin will surrender to Homeplex all such files, lists, books, records, literature, products and other materials.

                  12. Notices. All notices, requests, demands and other communications required under this Agreement shall be in writing and shall be deemed duly given and received (i) if personally delivered, on the date of delivery, (ii) if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid and addressed as provided below, or (iii) if by a courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service addressed as follows:

                 If to Homeplex:     Homeplex Mortgage Investments
                                                 Corporation
                                              5333 North 7th Street, Suite 219
                                              Phoenix, Arizona 85014


                 If to Hamberlin:    Alan D. Hamberlin
                                              5333 North 7th Street, Suite 310
                                              Phoenix, Arizona 85014

Any party may change its above-designated address by giving the other party written notice of such change in the manner set forth herein.

                  13. Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

                  14. Integration, Modification and Amendment. This Agreement (which includes the Addendum) and the Stock Option Agreement embody the full understanding of the parties with respect to the subject matter hereof, superseding any and all prior agreements, including the 1992 Employment Agreement, and no amendment or modification thereof shall be effective unless the same shall be in writing and signed by both of said parties.

                  15. Governing Law. Except as the corporate law of the State of Maryland expressly applies hereto, this Agreement shall be construed in accordance with, and governed by, the laws of the State of Arizona, without regard to application of conflicts of law principles.
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
                  16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

                  17. Severability. Each provision of this Agreement is severable from every other provision and is enforceable to the full extent that it is valid without regard to the invalidity of any portion hereof or of any other provision and without regard to any claim or cause of action Hamberlin may have against Homeplex under this Agreement or otherwise.

                  18. Successors And Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided that because the obligations of Hamberlin hereunder involve the performance of personal services, such obligations shall not be delegated by Hamberlin. For purposes of this Agreement successors and assigns shall include, but not be limited to, any individual, corporation, trust, partnership, or other entity which acquires a majority of the stock or assets of Homeplex by sale, merger, consolidation, liquidation, or other form of transfer. Homeplex will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Homeplex to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Homeplex would be required to perform it if no such succession had taken place.

                  19. Attorneys' Fees. Homeplex agrees to reimburse Hamberlin for his legal fees and costs in connection with the negotiation of this Agreement. In the event an action or suit is brought by any party hereto to enforce any of the terms of this Agreement, the prevailing party shall be entitled to the payment of reasonable attorneys' fees and costs, as determined by the judge of the court.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation



                           By: _______________________________________________
                           Name: _____________________________________________
                           Its: ______________________________________________



                           ___________________________________________________
                           Alan D. Hamberlin

                                   ADDENDUM TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


                  1. Addendum to Employment Agreement. This Addendum is attached to an Amended and Restated Employment Agreement between Alan D. Hamberlin and Homeplex Mortgage Investments Corporation dated as of December 21, 1995 (the "Employment Agreement) and is intended to be incorporated in such Employment Agreement as if it was a part thereof. All capitalized terms included in this Addendum and not defined shall have the definitions given such term in the Employment Agreement.

                  2. Conditional Grant of PSRs.

                           (a)   Grant.   Homeplex   conditionally   grants   to
Hamberlin, as of December 21, 1995 (the "Grant Date"), the right, privilege and option (the phantom stock right or "PSR") to be paid the appreciation occurring with respect to 750,000 shares of the common stock of Homeplex ("PSR Shares"), subject in all respects to the terms, conditions and provisions of this Addendum. As of the Grant Date, Homeplex has also granted to Hamberlin an option to purchase common stock of Homeplex pursuant to the Stock Option Agreement. Under the terms of the Stock Option Agreement, Hamberlin may not exercise any options thereunder prior to Shareholder Approval. If Shareholder Approval has not been obtained (i) at a Homeplex shareholders' meeting in which the Stock Option Agreement is the subject of a shareholder vote; (ii) on or before the day prior to the third anniversary date of this Agreement; (iii) on or before the day prior to a Change in Control; or (iv) on or before the day prior to any Date of Termination (not including a Date of Termination occurring as a result of the termination of Hamberlin for Cause), then on the earliest of the foregoing dates (the "Effective Date"), Hamberlin shall have the PSRs described in the Employment Agreement and this Addendum. If Shareholder Approval of the Stock Option Agreement occurs prior to any Effective date, then this Addendum shall be void and no PSRs shall be issued hereunder.

                           (b) PSR  Shares.  The PSR  Shares  shall be deemed to
become issued and outstanding for purposes of this Addendum (including Section 5 hereof) when the related PSRs vest, although the PSR Shares shall be only phantom shares of common stock of Homeplex and shall not become actually issued and outstanding. The number of PSR Shares deemed outstanding for purposes of this Addendum (and the related PSRs held by Hamberlin) shall be reduced by the number of PSRs exercised for cash under Section 4 and as provided in Section 6 hereof.

                  3. Vesting of PSRs. The PSRs shall vest according to following schedule:

                           (a) 200,000 of the PSRs shall vest immediately;

                           (b)  275,000  of the  PSRs  shall  vest on the  first
anniversary of the Grant Date provided Hamberlin is either employed by Homeplex on that date or has left the employment of Homeplex pursuant to a Consented Termination as described in Section 6(e) of the Employment Agreement; and
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                           (c)  275,000  of the PSRs  shall  vest on the  second
anniversary of the Grant Date provided Hamberlin is either employed by Homeplex on that date or has left the employment of Homeplex pursuant to a Consented Termination as described in Section 6(e) of the Employment Agreement.

Notwithstanding the foregoing, all PSRs shall vest upon a Change in Control or upon the termination of Hamberlin's employment (without his consent) by Homeplex for any reason other than death, disability or Cause. From and after the Effective Date, Hamberlin may exercise vested PSRs with respect to any outstanding PSR Shares at any time, and from time to time, in whole or in part, during the PSR Exercise Period, as defined in Section 6 hereof.

                  4. Exercise of PSRs. From and after the Effective Date, all or any portion of the vested PSRs may be exercised by Hamberlin upon written notice to Homeplex, addressed to Homeplex at its principal place of business. Such notice shall be signed by Hamberlin and shall state the election to exercise PSRs and specify the number of PSR Shares with respect to which the PSRs are being exercised. Upon the exercise of PSRs, Homeplex shall immediately pay to Hamberlin for each PSR exercised cash in an amount equal to the difference between the Base Price of an PSR Share and the current FMV Price of an PSR Share (an "PSR Exercise Payment"). The amount by which the FMV Price exceeds the Base Price shall be referred to as the "Excess Value." For purposes of the foregoing, the "Base Price" of a PSR Share shall be equal to $1.50, which is the market price (as determined pursuant to Section 10 below) of a PSR Share as of the Grant Date and the "FMV Price" value of a PSR Share shall be equal to its market price (as determined pursuant to Section 10 below) as of any applicable date.

                  5. PSR DER Payments. From and after the Effective Date, except as provided in Section 10 of the Employment Agreement, to the extent that Homeplex at any time declares and pays a dividend with respect to its shares of common stock (the "Common Stock"), Homeplex shall also make a cash payment to Hamberlin (the "PSR DER Payment") of an amount equal to the number of PSR Shares deemed to be outstanding under Section 2 hereof on the date of such dividend declaration multiplied by the per share dividend actually paid with respect to the Common Stock. If Homeplex declares a dividend after the Grant Date but prior to the Effective Date ("Interim Dividends"), Homeplex shall pay to Hamberlin on the Effective Date the PSR DERs occurring with respect to such Interim Dividends.

                  6. Termination of PSRs. All PSRs, to the extent not previously exercised, shall terminate (and any remaining PSR Shares shall no longer be considered to be outstanding hereunder) upon the fifth anniversary of the Grant Date or as earlier provided in the Employment Agreement (such termination date shall be referred to as the "PSR Termination Date"). The period from the Grant Date to the PSR Termination date shall be referred to as the "PSR Exercise Period."

                  7. Death or Disability of Hamberlin. If Hamberlin dies or becomes disabled on or after the Effective Date and prior to the PSRs being exercised in full but during his employment, the Excess Value (as calculated on the date of death or on the Disablement Commencement Date, whichever is applicable) of all unexercised PSRs which had vested prior to the date of death or the Disablement Commencement Date shall be immediately paid to Hamberlin or his estate as provided in Section 7(a) of the Employment Agreement. If Hamberlin dies on or after the Effective Date but after the termination of his employment pursuant to a Consented Termination, the Excess Value (as
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
calculated on the date of death) of all unexercised PSRs that had vested prior to the date of death shall be paid to Hamberlin's estate within 10 days.

                  8. No Privilege of Common Stock Ownership. The holder of the PSRs granted hereunder shall not have any of the rights of a stockholder with respect to the PSR Shares.

                  9. Capital Adjustments. The number of PSR Shares deemed outstanding (and the Base Price) shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of Homeplex resulting from a subdivision or consolidation of the Common Stock or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without Homeplex's receipt of consideration therefor in money, services or property.

                  10. Calculation of Fair Market Value of Common Stock. The market value of an PSR Share shall be the same as the market value of a share of Common Stock. The market value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (a) If the Common  Stock is not at the time listed or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (b) If the  Common  Stock  is at the time  listed  or
admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (c) If the Common Stock at the time is neither listed
nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

                  11. Compliance With Laws and Regulations. The exercise of an PSR and the payment of cash hereunder upon such exercise shall be subject to compliance by Homeplex and Hamberlin with all applicable requirements of law relating thereto.
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
                  12. Nonassignability. Neither the PSRs nor any rights or privileges conferred thereby shall be assignable or transferable by Hamberlin other than by will or by the laws of descent and distribution, and the PSRs shall be exercisable only by Hamberlin during Hamberlin's lifetime.
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
                  IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the same date as the Employment Agreement.

                               HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a
                               Maryland corporation

                               By: ___________________________________________
                               Name: _________________________________________
                               Its: __________________________________________


                               Alan D. Hamberlin
                               -----------------------------------------------


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